UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2020

ARYA SCIENCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38688	98-1436307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY		10003
(Address of principal executive offices)		(Zip Code)

(212) 284-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the units	ARYA	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ARYAW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ARYAU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 17, 2020, ARYA Sciences Acquisition Corp. (“ARYA”) held a previously announced joint conference call (the “Conference Call”) with Immatics Biotechnologies GmbH (“Immatics”) to discuss the proposed business combination (the “Business Combination”) between ARYA and Immatics.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a transcript of the Conference Call. A copy of the Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ARYA, Immatics B.V. (“TopCo”), Immatics, Immatics Merger Sub 1 and Immatics Merger Sub 2, related to the Business Combination was attached as Exhibit 2.1 to ARYA’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 17, 2020.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Events

The information included under Item 7.01 above is incorporated herein by reference.

Additional Information

In connection with the proposed transactions, TopCo intends to file a Registration Statement on Form F-4, which will include a preliminary prospectus of TopCo and preliminary proxy statement of ARYA. ARYA will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. Investors and security holders of ARYA are advised to read, when available, the proxy statement/prospectus in connection with ARYA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the proposed transaction (and related matters) because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to shareholders of ARYA as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, on the SEC website at www.sec.gov or by directing a request to: ARYA Sciences Acquisition Corp., 51 Astor Place, 10th Floor, New York, NY 10003.

Participants in the Solicitation

ARYA, Immatics, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s directors and officers in ARYA’s filings with the SEC, including ARYA’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 6, 2020, and such information and names of Immatics’ directors and executive officers will also be in the Registration Statement on Form F-4 to be filed with the SEC by TopCo, which will include the proxy statement of ARYA for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination, the estimated or anticipated future results and benefits of the combined company following the

Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of ARYA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Arya and Immatics. These statements are subject to a number of risks and uncertainties regarding ARYA’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; applicable taxes, inflation, interest rates and the regulatory environment; the outcome of judicial proceedings to which Immatics is or may become a party; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of ARYA or Immatics for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of ARYA and Immatics; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by ARYA’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 6, 2020 under the heading “Risk Factors,” as updated from time to time by ARYA’s Quarterly Reports on Form 10-Q and other documents of ARYA on file with the SEC or in the proxy statement that will be filed, or to be filed, with the SEC by ARYA. There may be additional risks that ARYA presently does not know or that ARYA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide ARYA’s expectations, plans or forecasts of future events and views as of the date of this communication. ARYA anticipates that subsequent events and developments will cause ARYA’s assessments to change. However, while ARYA may elect to update these forward-looking statements at some point in the future, ARYA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing ARYA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Transcript of Conference Call, dated March 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYA Sciences Acquisition Corp.

Date: March 18, 2020	By:	/s/ Michael Altman
Name: Michael Altman
Title: Chief Financial Officer